Exhibit 99.01

Board of Directors Clicker, Inc.
Care of / SRFF, LLP
61 Broadway 32nd Floor
New York, NY. 10006

Board of Directors
Clicker, Inc.
1111 Kane Concourse, STE 304
Bay Harbor Islands, FL. 33154

Oct 9th, 2012

Re: Letter of Resignation

To the Board of Directors (C/O SRFF),

Please be advised that I herby resign as Chief Executive Officer, Director, and Chairman of the Board, along with any other titles, or positions held of Clicker, Inc. (The Company) effective as of Oct 9th, 2012.

Yours truly,

/s/ LLOYD LAPIDUS
Lloyd Lapidus